SECTION 906 CERTIFICATION OF CEO

Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Juhani Taskinen, Chief Executive Officer of Princeton Security Technologies, Inc. (the “Registrant”) do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period September 30, 2007 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Juhani Taskinen

Juhani Taskinen, Chief Executive Officer

November 12, 2007

* A signed original of this written statement required by Section 906 has been provided to Princeton Security Technologies, Inc. and will be retained by Princeton Security Technologies, Inc. and furnished to the Securities Exchange Commission or its staff upon request.